                                                                    EXHIBIT 99.2



                 PENTASTAR COMMUNICATIONS, INC. AND SUBSIDIARIES

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                              BASIS OF PRESENTATION

         The following unaudited pro forma condensed combined financial information gives effect to (a) the acquisition by PentaStar Communications, Inc. ("PentaStar") of the assets of US TeleCenters, Inc. and its affiliate Vermont Network Services Corp. (together, "UST") and (b) the acquisitions by PentaStar of the outstanding capital stock and other equity interests of ICM Communications Integration, Inc., ("ICM") and DMA Ventures, Inc., dba Access Communications ("Access") (together, the "Predecessor Companies"). The acquisition of UST occurred in the first quarter of fiscal 2000 and will be accounted for using the purchase method of accounting. The acquisition of the Predecessor Companies occurred on October 26, 1999 and, accordingly, their balances and operations have been reflected in the consolidated financial statements of PentaStar as of December 31, 1999. The unaudited pro forma condensed combined financial information is derived from the historical financial statements of PentaStar, UST, Access and ICM.

         The unaudited pro forma condensed combined balance sheet gives effect to the acquisition of UST, as if it had occurred on December 31, 1999. The unaudited pro forma condensed combined statements of operations give effect to the acquisition of UST and the Predecessor Companies as if they had occurred at the beginning of the earliest period presented on January 1, 1998. The purchase accounting adjustments made in connection with the development of the pro forma condensed combined financial information are preliminary and have been made solely for purposes of developing such pro forma condensed combined financial information.

         The pro forma adjustments are based on preliminary estimates, available information and certain assumptions that PentaStar management deems appropriate and may be revised as additional information becomes available. Management does not expect any material adjustments to the preliminary purchase accounting adjustments. The pro forma financial data do not purport to represent what PentaStar's combined financial position or results of operations would actually have been if such transactions in fact had occurred on those dates and are not necessarily representative of PentaStar's combined financial position or results of operations for any future period. Since UST, Access and ICM were not under common control or management, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this Current Report on Form 8-K/A and in the Company's Annual Report on Form 10-KSB for the period from inception (March 15, 1999) through December 31, 1999.

                PENTASTAR COMMUNICATIONS, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             As of December 31, 1999
                                 (In thousands)

                                                            ASSETS

                                             PentaStar        US TeleCenters,
                                          Communications,    Inc. and Vermont
                                              Inc. and            Network          Pro Forma           Pro Forma
                                           Subsidiaries(1)     Services Corp.(1)  Adjustments          Combined
                                          ----------------   ------------------  -------------       -------------

Current assets:
   Cash and cash equivalents               $       8,137      $          66      $        (277)(2)   $       7,926
   Accounts receivable, net                        1,092              1,235                 --               2,327
   Prepaid expenses and other                        804                285                100 (6)           1,189
                                           -------------      -------------      -------------       -------------
     Total current assets                         10,033              1,586               (177)             11,442

Property and equipment, net                          555              1,094                 --               1,649
Goodwill, net                                      4,459                 --                220 (2)           4,679
Other assets                                         368                 83                 --                 451
                                           -------------      -------------      -------------       -------------
     Total assets                          $      15,415      $       2,763      $          43       $      18,221
                                           =============      =============      =============       =============

                                             LIABILITIES AND SHAREHOLDERS' EQUITY


Current liabilities:
   Due to UST parent company               $          --      $       2,958      $      (2,958)(2)   $          --
   Other current liabilities                       1,592              2,441                100 (6)           4,133
                                           -------------      -------------      -------------       -------------
     Total current liabilities                     1,592              5,399             (2,858)              4,133

Other long-term liabilities                           --                165                 --                 165

Shareholders' equity:
     Series A preferred stock                         86                 --                 --                  86
     Common stock                                      1                 91                (91)(2)               1
     Additional paid-in capital                   14,169              2,358             (2,258)(2)          14,269
     Retained earnings (deficit)                    (433)            (5,250)             5,250 (6)            (433)
                                           -------------      -------------      -------------       -------------
     Total shareholders' equity                   13,823             (2,801)             2,901              13,923
                                           -------------      -------------      -------------       -------------
     Total liabilities and shareholders'
      equity                               $      15,415      $       2,763      $          43       $      18,221
                                           =============      =============      =============       =============



           See accompanying notes to pro forma financial information.

                 PENTASTAR COMMUNICATIONS, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998
                      (In thousands, except per share data)

                                                                         ICM                            US TeleCenters,
                                                     PentaStar      Communications        Access       Inc. and Vermont
                                                  Communications,    Integration,     Communications        Network
                                                      Inc.(1)          Inc.(1)             (1)         Services Corp.(1)
                                                  --------------   --------------    ---------------   -----------------
Revenues:
   Advanced communications services               $           --   $        3,681    $        2,038    $        4,457
   Basic dial tone services                                   --              594               344            14,118
   Equipment sales                                            --               --                --             2,504
                                                  --------------   --------------    --------------    --------------
                                                              --            4,275             2,382            21,079
Costs and expenses:
   Salaries and commissions                                   --            2,746             1,201            13,426
   Cost of goods sold, equipment                              --               --                --             1,754
   Other general and administrative expenses                  --              915               498             3,255
   Depreciation and amortization                              --               37                79             1,021
   Restructuring and merger costs                             --               --                --             1,774
                                                  --------------   --------------    --------------    --------------
        Income (loss) from operations                         --              577               604              (151)
                                                  --------------   --------------    --------------    --------------
Other (income) expense:
   Interest (income) expense                                  --                1                52               187
   Other (income) expense                                     --               (9)               (3)               --
                                                  --------------   --------------    --------------    --------------
        Other (income) expense                                --               (8)               49               187
                                                  --------------   --------------    --------------    --------------
Income (loss) from continuing operations before
   provision for income taxes                                 --              585               555              (338)
   Provision for income taxes                                 --              200               212                --
                                                  --------------   --------------    --------------    --------------

Net income (loss) from continuing operations      $           --   $          385    $          343    $         (338)
                                                  ==============   ==============    ==============    ==============

Earnings per share - basic and diluted:
   Net income from continuing operations per share

   Shares used in computing net income per share from continuing operations




                                                         Pro Forma            Pro Forma
                                                         Adjustments           Combined
                                                       --------------        --------------
Revenues:
   Advanced communications services                     $           --        $       10,176
   Basic dial tone services                                         --                15,056
   Equipment sales                                                  --                 2,504
                                                        --------------        --------------
                                                                    --                27,736
Costs and expenses:
   Salaries and commissions                                       (355)(5),(6)        17,018
   Cost of goods sold, equipment                                    --                 1,754
   Other general and administrative expenses                      (200)(9)             4,468
   Depreciation and amortization                                    56 (3),(4)         1,193
   Restructuring and merger costs                                   --                 1,774
                                                        --------------        --------------
        Income (loss) from operations                              499                 1,529
                                                        --------------        --------------
Other (income) expense:
   Interest (income) expense                                      (203)(7)                37
   Other (income) expense                                           --                   (12)
                                                        --------------        --------------
        Other (income) expense                                    (203)                   25
                                                        --------------        --------------
Income (loss) from continuing operations before
   provision for income taxes                                      702                 1,504
   Provision for income taxes                                      240 (10)              652
                                                        --------------        --------------

Net income (loss) from continuing operations            $          462        $          852
                                                        ==============        ==============

Earnings per share - basic and diluted:
   Net income from continuing operations per share                    (11)    $         0.18

   Shares used in computing net income per share
     from continuing operations                                       (11)         4,803,822


                 PENTASTAR COMMUNICATIONS, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999
                      (In thousands, except per share data)

                                                     PentaStar            ICM                           US TeleCenters,
                                                  Communications,    Communications        Access      Inc. and Vermont
                                                     Inc. and          Integration,   Communications        Network
                                                  Subsidiaries(1)        Inc.(1)            (1)         Services Corp.(1)
                                                  ---------------    --------------   --------------   ------------------
Revenues:
   Advanced communications services               $          622    $        2,718    $        1,457    $        3,045
   Basic dial tone services                                   72               527               111             8,177
   Equipment sales                                            --                --                --             1,794
                                                  --------------    --------------    --------------    --------------
                                                             694             3,245             1,568            13,016
Costs and expenses:
   Salaries and commissions                                  796             2,322             1,138             8,774
   Cost of goods sold, equipment                              --                --                --             1,158
   Other general and administrative expenses                 432             1,247               417             2,260
   Depreciation and amortization                              74                38                62               867
   Noncash consulting expense                                126                --                --                --
   Impairment of goodwill                                     --                --                --             2,134
   Restructuring and merger costs                             --                --                --               180
                                                  --------------    --------------    --------------    --------------
       Income (loss) from operations                        (734)             (362)              (49)           (2,357)
                                                  --------------    --------------    --------------    --------------
Other (income) expense:
   Interest (income) expense                                 (58)                9                37               136
   Other (income) expense                                      1                --                27                --
                                                  --------------    --------------    --------------    --------------
       Other (income) expense                                (57)                9                64               136
                                                  --------------    --------------    --------------    --------------
Income (loss) from continuing operations before
   provision (benefit) for income taxes                     (677)             (371)             (113)           (2,493)
   Provision (benefit) for income taxes                     (244)             (137)              (41)               --
                                                  --------------    --------------    --------------    --------------

Net income (loss) from continuing operations      $         (433)   $         (234)   $          (72)   $       (2,493)
                                                  ==============    ==============    ==============    ==============

Earnings per share - basic and diluted:
   Net income (loss) from continuing operations
     per share                                    $        (0.12)

   Shares used in computing net income (loss)
     per share from continuing operations         $    3,507,116







                                                                    Pro Forma             Pro Forma
                                                                  Adjustments             Combined
                                                                 --------------        --------------
Revenues:
   Advanced communications services                              $           --        $        7,842
   Basic dial tone services                                                  --                 8,887
   Equipment sales                                                           --                 1,794
                                                                 --------------        --------------
                                                                             --                18,523
Costs and expenses:
   Salaries and commissions                                                (225)(5),(6)        12,805
   Cost of goods sold, equipment                                             --                 1,158
   Other general and administrative expenses                               (312)(8)             4,044
   Depreciation and amortization                                             27 (3),(4)         1,068
   Noncash consulting expense                                                --                   126
   Impairment of goodwill                                                (2,134)(4)                --
   Restructuring and merger costs                                          (180)(8)                --
                                                                 --------------        --------------
       Income (loss) from operations                                      2,824                  (678)
                                                                 --------------        --------------
Other (income) expense:
   Interest (income) expense                                               (152)(7)               (28)
   Other (income) expense                                                    --                    28
                                                                 --------------        --------------
       Other (income) expense                                              (152)                   --
                                                                 --------------        --------------
Income (loss) from continuing operations before
   provision (benefit) for income taxes                                   2,976                  (678)
   Provision (benefit) for income taxes                                     256 (10)             (166)
                                                                 --------------        --------------

Net income (loss) from continuing operations                     $        2,720        $         (512)
                                                                 ==============        ==============

Earnings per share - basic and diluted:
   Net income (loss) from continuing operations per share                       (11)           ($0.11)

   Shares used in computing net income (loss) per share
     from continuing operations                                                 (11)        4,803,822

                 PENTASTAR COMMUNICATIONS, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION
              (DOLLAR AMOUNTS IN THOUSANDS UNLESS OTHERWISE NOTED)

(1) GENERAL

         PentaStar was founded to create a national company to design, sell and facilitate the installation and usage of communications services for small- and medium-size business customers. PentaStar commenced its business operations as a communications services agent for communications services including local access, long distance, wireless and Internet services for voice and data communications, upon the closing of the acquisitions of Access and ICM on October 26, 1999. In the first quarter of fiscal 2000, PentaStar acquired the assets of UST. The unaudited pro forma condensed combined balance sheet as of December 31, 1999 combines the balances of PentaStar and UST. The balances of Access and ICM are included in the presentation of PentaStar Communications, Inc. and Subsidiaries in the unaudited pro forma condensed combined balance sheet as a result of their acquisition prior to December 31, 1999. The unaudited pro forma condensed combined statements of operations give effect to the acquisition of UST, Access and ICM as if they had occurred at the beginning of the earliest period presented on January 1, 1998. The historical statements of operations of Access and ICM are presented separately for the year ended December 31, 1998 and for the period from January 1, 1999 to October 25, 1999. Subsequent to their acquisition by PentaStar, the results of operations of Access and ICM are included in the presentation of PentaStar Communications, Inc. and Subsidiaries in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999. Certain historical statement of operations amounts for UST, Access and ICM have been reclassified to conform to PentaStar's classifications.

(2) ACQUISITION OF UST

         In the first quarter of fiscal 2000, PentaStar completed the acquisition of the assets of UST. The purchase price consideration consisted of
(a) $182 in cash, (b) 5,980 shares of PentaStar's common stock with a fair market value of $100, (c) acquisition costs of $95 and (d) the assumption of certain liabilities of UST. These liabilities exclude amounts due to the parent company of UST. The purchase consideration will be allocated to the identifiable assets and assumed liabilities of UST. In preparing the accompanying pro forma condensed combined financial information a preliminary allocation of the purchase price has been made below based upon the December 31, 1999 audited financial statements of UST.

                Cash.................................    $    182
                Acquisition costs....................          95
                Common stock.........................         100
                Total liabilities....................       5,564
                Excluded parent company liability....      (2,958)
                Assets acquired......................      (2,763)
                                                         --------
                Goodwill.............................    $    220
                                                         ========

         The amount of excess consideration allocated to goodwill will be amortized over twenty years. The result is annual amortization of $11.

         As a result of the purchase accounting above, the historical equity of UST was eliminated.

OTHER PRO FORMA ADJUSTMENTS

         3. Reflects the amortization of goodwill related to the acquisition of the Predecessor Companies. Goodwill of $4,501 was recorded at the time of acquisition and is being amortized over twenty years. Annual amortization expense for the Predecessor Companies is $225.

         4. Reflects the elimination of the impairment and amortization of goodwill from the historical financial statements of UST and recognizes the amortization of goodwill related to PentaStar's acquisition of UST. UST's historical financial statements had reflected goodwill that was being amortized on an annual basis of $180. During 1999, a charge to operations in the statement of operations was recorded to write-off the remaining balance of goodwill. Annual amortization of goodwill related to the acquisition of UST by PentaStar is $11.

         5. Reflects the reduction in salaries, bonuses and benefits derived from contractual agreements which establish the compensation of the owners and certain key employees of the Predecessor Companies. The new agreements provide for salaries of $195 and bonuses of 5% of EBITDA.

         6. Reflects the net reduction in compensation of the president of UST. In connection with the acquisition of UST, PentaStar entered into consulting and noncompetition agreements whereby the president of UST will not continue as an employee of PentaStar, but will receive payments of $100 over a one year period as a consultant and for performance under the terms of the noncompetition agreement. The consulting agreement is for a three month period and the noncompetition agreement is for a one year period. A current liability and current asset have been recorded to reflect the future financial obligation of PentaStar.

         7. Reflects the elimination of interest expense on the liabilities not assumed by PentaStar in the acquisitions of UST and the Predecessor Companies.

         8. Reflects non-recurring costs incurred by UST and the Predecessor Companies related to expenses incurred in conjunction with the acquisitions by PentaStar.

         9. Reflects the elimination of a non-recurring corporate management fee allocation of $200 from the former parent company of UST.

         10. Reflects an adjustment for income taxes to record an income tax provision (benefit) at an effective rate of 37.5%. Goodwill amortization is not tax deductible.

         11. The number of shares used in computing net income (loss) per share from continuing operations includes the following:

                  Shares outstanding as of 12/31/99, excluding acquisitions.......... 4,427,842
                  Shares issued to acquire UST & Predecessor Companies...............   375,980
                                                                                      ---------
                       Shares outstanding............................................ 4,803,822